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                                                                   EXHIBIT 10.12

                           FIRST AMENDMENT AND CONSENT

     FIRST AMENDMENT AND CONSENT (this "First Amendment"), dated as of May 14, 2002, among TRANSDIGM HOLDING COMPANY, a Delaware corporation ("Holdings"), TRANSDIGM INC., a Delaware Corporation (the "Borrower") the lenders from time to time party to the Credit Agreement referred to below (each a "Lender," and collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.


                              W I T N E S S E T H :

     WHEREAS, Holdings, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of December 3, 1998, and amended and restated as of May 31, 2001 (the "Credit Agreement");

     WHEREAS, the Borrower desires to issue up to $75,000,000 in aggregate principal amount of additional 10-3/8% senior subordinated notes due 2008 (the "New Senior Subordinated Notes") under the Senior Subordinated Note Indenture;

     WHEREAS, in conjunction with the issuance of the New Senior Subordinated Notes, the Borrower has requested certain amendments and modifications to the Credit Agreement as provided herein; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement as provided herein;

     NOW, THEREFORE, it is agreed;

A.   CONSENT AND AMENDMENTS TO THE CREDIT AGREEMENT

     1. Notwithstanding anything to the contrary contained in Sections 4.02(j) and 9.04 of the Credit Agreement, the Borrower may issue on the First Amendment Effective Date (as hereinafter defined), and the Guarantors may guaranty, up to $75,000,000 in aggregate principal amount of the New Senior Subordinated Notes, so long as (i) such New Senior Subordinated Notes (and the related guaranties) are issued under the Senior Subordinated Note Indenture and otherwise have the identical terms, conditions and provisions that are applicable to the Senior Subordinated Notes (and related guaranties) and (ii) 100% of the cash proceeds therefrom (net of all underwriting discounts, fees and commissions and other costs and expenses associated therewith and net of the amount (if any) of interest accrued thereon through the issuance date thereof) are applied on the date of receipt thereof (1) first, to repay outstanding A Term Loans and (2) second, to the extent in excess thereof, to repay outstanding B Term Loans and C Term

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Loans on a PRO RATA basis (based on the then outstanding principal amount of B
Term Loans and C Term Loans), and with all such repayments otherwise to be applied in accordance with the last sentence of Section 4.02(j) of the Credit Agreement and Section 4.02(k) of the Credit Agreement.

     2. Section 1.01(c) of the Credit Agreement is hereby amended by inserting the text ", the Incremental Term Loans" immediately after the text "the A Term Loans" appearing therein.

     3. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (g) at the end thereof.

          "(g) Subject to Section 1.15 and the other terms and conditions set forth herein, each Lender with an Incremental Term Loan Commitment severally agrees to make, at any time and from time to time on and after the date that such Incremental Term Loan Commitment is obtained pursuant to
     Section 1.15 and prior to the Incremental Term Loan Commitment Termination Date, a term loan or term loans (each, an "Incremental Term Loan" and, collectively, the "Incremental Term Loans") to the Borrower, which Incremental Term Loans: (i) shall be incurred on an Incremental Term Loan Borrowing Date; (ii) shall be denominated in U.S. Dollars; (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that, all Incremental Term Loans comprising the same Borrowing shall consist of Incremental Term Loans of the same Type; and (iv) shall not exceed for any such Lender at the time of any incurrence thereof that aggregate principal amount which equals the Incremental Term Loan Commitment of such Lender at such time (before giving effect to any reduction thereof at such time pursuant to Section 3.03(g)). Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed."

     4. Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text ", Incremental Term Loans" immediately following the text "C Term Loans" appearing in subclause (iii) thereof.

     5. Section 1.05(a) of the Credit Agreement is hereby amended by (i) redesignating subclause (iv) thereof as subclause (v), (ii) redesignating subclause (v) thereof as subclause (vi) and (iii) inserting the following new subclause (iv) immediately following subclause (iii) thereof:

          "(iv) if Incremental Term Loans, by a promissory note substantially in the form of Exhibit B-6 with blanks appropriately completed in conformity herewith (each an "Incremental Term Note," and, collectively, the "Incremental Term Notes"),".

     6. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clause (g) thereof as clause (h) and (ii) inserting the following new clause (g) immediately following clause (f) thereof:

          "(g) The Incremental Term Note issued to each Lender with an Incremental Term Loan Commitment or with outstanding Incremental Term Loans under a given Tranche shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered

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     assigns and be dated the date of issuance thereof, (iii) be in a stated
     principal amount equal to the Incremental Term Loan Commitment of such Lender on the effective date of the respective Incremental Term Loan Commitment Agreement (prior to the incurrence of any Incremental Term Loans pursuant thereto on such date) (or, if issued thereafter, be in a stated principal amount equal to the sum of the then remaining amount of the Incremental Term Loan Commitment of such Lender plus the outstanding Incremental Term Loans of such Lender on the date of issuance thereof),
     (iv) mature on the respective Incremental Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

     7. Section 1.09 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of subclause (viii) thereof, (ii) deleting the period appearing at the end of subclause (ix) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new subclause (x) immediately following subclause (ix) thereof:

          "(x) no Interest Period in respect of any Borrowing of Incremental Term Loans under a given Tranche shall be elected which extends beyond any date upon which an Incremental Term Loan Scheduled Repayment will be required to be made under Section 4.02(n) in respect of such Tranche if, after giving effect to the election of such Interest Period, the aggregate principal amount of such Incremental Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Incremental Term Loans then outstanding less the aggregate amount of such required Incremental Term Loan Scheduled Repayment."

     8. Section 1.13 of the Credit Agreement is hereby amended by deleting clause (i) of the proviso thereof and inserting the following new clause (i) in lieu thereof:

          "(i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans and participations in Letter of Credit Outstandings, (b) A Term Loans, the outstanding A Term Loans, (c) B Term Loans, the outstanding B Term Loans, (d) C Term Loans, the outstanding C Term Loans and (e) Incremental Term Loans under a given Tranche, the then remaining Incremental Term Loan Commitment and the outstanding Incremental Term Loans of such Tranche) of, and in each case (except for the replacement of only outstanding Term Loans of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or, in the case of the replacement of only (I) the Revolving Loan Commitment, the outstanding Revolving Loans, (II) the A Term Loan, the outstanding A

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     Term Loans, (III) the B Term Loans, the outstanding B Term Loans, (IV) the
     C Term Loans, the outstanding C Term Loans or (V) the Incremental Term Loan Commitments and Incremental Term Loans under a given Tranche, the outstanding Incremental Term Loans of such Tranche) of the Replaced Lender,
     (B) except in the case of the replacement of only outstanding Term Loans of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) except in the case of the replacement of only outstanding Term Loans of a Replaced Lender, each Letter of Credit Issuer an amount equal to such Replaced Lender's Percentage of any Unpaid Drawing relating to Letters of Credit issued by such Letter of Credit Issuer (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (z) in the case of any replacement of Revolving Loan Commitments, BTCo an amount equal to such Replaced Lender's Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender; and".

     9. Section 1 of the Credit Agreement is hereby further amended by inserting the following new Section 1.15 at the end thereof:

          "1.15 INCREMENTAL TERM LOAN COMMITMENTS. (a) The Borrower shall have the right, in consultation and coordination with the Agents as to all of the matters set forth below in this Section 1.15, to request at any time and from time to time after the First Amendment Effective Date and prior to the Incremental Term Loan Commitment Termination Date for the respective Tranche of Incremental Term Loans that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental Term Loan Commitments under such Tranche of Incremental Term Loans as designated in the respective Incremental Term Loan Commitment Agreement and, subject to the terms and conditions contained in this Agreement and in the respective Incremental Term Loan Commitment Agreement, to incur Incremental Term Loans pursuant thereto, so long as (i) no Default or Event of Default then exists or would result therefrom and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) Holdings and its Subsidiaries will be in compliance with Sections 9.09 through 9.11, inclusive, in each case, on a PRO FORMA Basis and after giving effect to each incurrence of Incremental Term Loans hereunder, (iii) at the time of each incurrence of Incremental Term Loans, each of Holdings and the Borrower shall have delivered to the Administrative Agent separate certificates of their respective chief financial officers certifying which provisions of the Senior Subordinated Note Indenture and, to the extent same will remain in effect, the Seller Subordinated Note Indenture that the respective incurrence of Incremental Term Loans will be justified under and demonstrating in reasonable detail that the full amount of such Incremental Term Loans may be incurred in accordance with, and will not violate the provisions of, Section 4.09 of the Senior

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     Subordinated Note Indenture and, to the extent same will remain in effect,
     Section 4.09 of the Seller Subordinated Note Indenture, and (iv) at the time of each incurrence of Incremental Term Loans, each of Holdings and the Borrower also shall have delivered to the trustee under the Senior Subordinated Note Indenture and, to the extent same will remain in effect, the Seller Subordinated Note Indenture and to the Administrative Agent the officers' certificate referred to in clause (vi) of the second paragraph of the definition of "Senior Debt" contained in the Senior Subordinated Note Indenture and in clause (i) of the second paragraph of the definition of "Senior Debt" contained in the Seller Subordinated Note Indenture.

          Furthermore, it is understood and agreed that (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Borrower and the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.15, such Lender shall not be obligated to fund any Incremental Term Loans, (ii) any Lender (or, in the circumstances contemplated by clause (xii) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Term Loan Commitment without the consent of either Agent or any Lender (and, so long as the provisions of this Section 1.15 are satisfied and except as otherwise provided in clause (vi) below, neither the consent of either Agent nor the consent of any Lender shall be required in connection with obtaining Incremental Term Loan Commitments), (iii) the amount of each Tranche of Incremental Term Loan Commitments shall be in a minimum aggregate amount for all Lenders which provide an Incremental Term Loan Commitment under such Tranche of Incremental Term Loans (including, in the circumstances contemplated by clause (xii) below, Eligible Transferees who will become Lenders)) of at least $25,000,000, (iv) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this Section 1.15 and the aggregate principal amount of all Incremental Term Loans permitted to be made pursuant to this Section 1.15 shall not, in either case, exceed the remainder of (x) $150,000,000 less (y) the aggregate principal amount of all Additional Subordinated Debt theretofore or then being issued or incurred, (v) the up-front commitment fees and, if applicable, any unutilized commitment fees and/or other fees, payable in respect of each Incremental Term Loan Commitment shall be separately agreed to by the Borrower and each Incremental Term Loan Lender (and with all such fees to be disclosed by the Borrower to the Administrative Agent, which information the Administrative Agent agrees to treat confidentially in accordance with the terms of this Agreement), (vi) the terms required to be set forth in items 2, 4, 5 and 6 of Annex I to the respective Incremental Term Loan Commitment Agreement shall be required to be reasonably satisfactory to the Administrative Agent, (vii) the proceeds of all Incremental Term Loans shall be used only for the purposes set forth in
     Section 7.05, (viii) any Incremental Term Loans being incurred under any single Incremental Term Loan Commitment Agreement only shall be incurred on the date of the consummation of a Permitted Acquisition or the date of the redemption, repayment or defeasance of the Seller Subordinated Notes, as the case may be (or such other date as is agreed to by the parties to the applicable Incremental Term Loan Commitment Agreement), (ix) each Incremental Term Loan Commitment Agreement shall specifically designate the Tranche of the Incremental Term Loan Commitments being provided

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     thereunder (which Tranche shall be a new Tranche (i.e., not the same as any existing Tranche of Incremental Term Loans, Incremental Term Loan Commitments or other Term Loans) unless the requirements of Section 1.15(c) are satisfied); (x) all Incremental Term Loans (and all interest, fees and other amounts payable thereon or with respect thereto) shall be Obligations under this Agreement and the other Credit Documents and shall be secured by the Collateral, and guaranteed under the Guaranties, on a PARI PASSU basis with all other Loans; (xi) each Lender (or, in the circumstances contemplated by clause (xii) below, any other Person which will qualify as an Eligible Transferee) agreeing to provide an Incremental Term Loan Commitment pursuant to an Incremental Term Loan Commitment Agreement shall, subject to the satisfaction of the relevant conditions set forth in this Agreement, make Incremental Term Loans under the Tranche specified in such Incremental Term Loan Commitment Agreement as provided in Section 1.01(g) and such Loans shall thereafter be deemed to be Incremental Term Loans under such Tranche for all purposes of this Agreement and the other Credit Documents, and (xii) if, within 10 Business Days after the Borrower has requested the then existing Lenders (other than Defaulting Lenders) to provide Incremental Term Loan Commitments pursuant to this Section 1.15 the Borrower has not received Incremental Term Loan Commitments in an aggregate amount equal to that amount of Incremental Term Loan Commitments which the Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Borrower as provided below), then the Borrower may solicit and accept Incremental Term Loan Commitments from Persons which are Eligible Transferees in an aggregate final allocated amount equal to such deficiency. If the commitment fee payable to any Eligible Transferee for its Incremental Term Loan Commitment (based on the commitment amount offered by such Eligible Transferee and expressed as a percentage of the commitment amount finally allocated to such Eligible Transferee) is greater than the comparable commitment fee offered to a then existing Lender, each such existing Lender shall be: (1) offered the opportunity by the Borrower to deliver an additional commitment in respect of such deficiency when and as commitments are due from such Eligible Transferee and offered an opportunity to participate in such Incremental Term Loan Commitments on a basis reasonably determined by the Borrower and the arranger of such Commitments; and (2) paid the same commitment fee by the Borrower as the commitment fee (based on offered commitment amounts and expressed as a percentage of the final allocated commitment amount) payable to such Eligible Transferee, based on the combined amount of the Incremental Term Loan Commitment initially delivered by such existing Lender and the final allocated amount of any such additional commitment delivered by such existing Lender. For these purposes, "commitment fee" means compensation paid (whether in the same percentage amount or in tiered percentage amounts based on the commitment amount offered or funded) at the time of commitment, closing or funding of an Incremental Term Loan to all of the lenders participating in the funding of that Incremental Term Loan and does not include any incremental fees or compensation associated with arranging, syndicating or underwriting the aggregate Incremental Term Loan Commitments of such Tranche of Incremental Term Loans as requested by the Borrower pursuant to this Section 1.15.

          (b) At the time of the provision of Incremental Term Loan Commitments pursuant to this Section 1.15, the Borrower, each Guarantor, the Administrative Agent

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     and each such Lender or other Eligible Transferee which agrees to provide an Incremental Term Loan Commitment (each, an "Incremental Term Loan Lender") shall execute and deliver to the Borrower and the Administrative Agent an Incremental Term Loan Commitment Agreement, appropriately completed (with the effectiveness of the Incremental Term Loan Commitment(s) provided therein to occur on the date set forth in such Incremental Term Loan Commitment Agreement, the payment of any fees (including, without limitation, any fees payable pursuant to clause (II) of the immediately succeeding sentence) required in connection therewith, the satisfaction of the conditions set forth in this Section 1.15 and the satisfaction of any other conditions precedent that may be set forth in such Incremental Term Loan Commitment Agreement). In addition, (x) on or prior to the effective date of the respective Incremental Term Loan Commitment Agreement, (I) Holdings and its Subsidiaries shall have delivered such technical amendments, modifications and/or supplements to the Security Documents as are reasonably requested by the Administrative Agent to ensure that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are secured by, and entitled to the benefits of, the Security Documents, and each of the Lenders hereby agrees to, and authorizes the Collateral Agent to enter into, any such technical amendments, modifications and/or supplements, (II) unless waived by the Administrative Agent, the Administrative Agent shall have received from the Borrower (or, to the extent agreed to by the Borrower and the respective Incremental Term Loan Lender, from such respective Incremental Term Loan Lender) the payment of a non-refundable fee of $3,500 for each Eligible Transferee which becomes a Lender pursuant to this Section 1.15, (III) the Administrative Agent shall have received from an Authorized Officer of Holdings and the Borrower a certificate stating that the conditions set forth in clause (i) of the first sentence of Section 1.15(a) have been satisfied, (IV) the Borrower shall have delivered to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Credit Parties reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Restatement Effective Date pursuant to Section
     5.03 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request, (V) the Borrower and the Guarantors shall have delivered to the Administrative Agent such other officers' certificates, resolutions and evidence of good standing as the Administrative Agent shall reasonably request, and (VI) to the extent requested by such Incremental Term Loan Lenders, Incremental Term Notes will be issued, at the Borrower's expense, to such Incremental Term Loan Lenders, to be in conformity with the requirements of Section
     1.05 (with appropriate modifications) to the extent needed to reflect the Incremental Term Loan Commitments and outstanding Incremental Term Loans made by such Incremental Term Loan Lenders, and (y) on or prior to each Incremental Term Loan Borrowing Date, in addition to the applicable conditions precedent set forth in Section 6, the Administrative Agent shall have received from an Authorized Officer of Holdings and the Borrower a certificate stating that the conditions set forth in clauses (ii), (iii) and (iv) of the first sentence of Section 1.15(a) have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail and copies of the certificates set forth in such clauses
     (ii) and (iii)). The Administrative Agent shall promptly notify each Lender as to

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     the effectiveness of each Incremental Term Loan Commitment Agreement and, at such time, Annex I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Term Loan Lenders.

          (c)   Notwithstanding anything to the contrary contained above in this
     Section 1.15, the Incremental Term Loan Commitments provided by an Incremental Term Loan Lender or Incremental Term Loan Lenders, as the case may be, pursuant to each Incremental Term Loan Commitment Agreement shall constitute a new Tranche, which shall be separate and distinct from the existing Tranches pursuant to this Agreement (with a designation which may be made in letters (i.e., A, B, C, etc.), numbers (1, 2, 3, etc.) or a combination thereof (i.e., A-1, A-2, B-1, B-2, C-1, C-2, etc.), provided that the parties to a given Incremental Term Loan Commitment Agreement may specify therein that the respective Incremental Term Loans made pursuant thereto shall constitute part of, and be added to, an existing Tranche of Incremental Term Loans or one of the other existing Tranches of Term Loans (i.e., the B Term Loans or the C Term Loans), so long as the following requirements are satisfied:

                (i) the Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitment Agreement shall have the same Maturity Date as the Tranche of Term Loans to which the new Incremental Term Loans are being added, and shall have the same Applicable Base Rate Margin and Applicable Eurodollar Rate Margin applicable to such Tranche;

                (ii) the new Incremental Term Loans shall have the same Scheduled Repayment dates as then remain with respect to the Tranche to which such new Incremental Term Loans are being added (with the amount of each Scheduled Repayment applicable to such new Incremental Term Loans to be the same (on a proportionate basis) as is theretofore applicable to the Tranche to which such new Incremental Term Loans are being added, thereby increasing the amount of each then remaining Scheduled Repayment of the respective Tranche proportionately; and

                (iii) on the date of the making of such new Incremental Term Loans, and notwithstanding anything to the contrary set forth in
          Section 1.09, such new Incremental Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans of the respective Tranche on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Lender will participate proportionately in each then outstanding Borrowing of Term Loans of the respective Tranche, and so that the existing Lenders with respect to such Tranche continue to have the same participation (by amount) in each Borrowing as they had before the making of the new Term Loans of such Tranche.

          To the extent the provisions of preceding clause (iii) require that Lenders making new Incremental Term Loans add same to then outstanding Borrowings of Eurodollar Loans, it is acknowledged that the effect thereof may result in such new Incremental Term Loans having short Interest Periods (i.e., an Interest Period that began during an Interest Period then applicable to outstanding Eurodollar Loans and which will end on the

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     last day of such Interest Period). In connection therewith, the Borrower may agree, in the respective Incremental Term Loan Commitment Agreement, to compensate the Lenders making the new Incremental Term Loans of the respective Tranche for funding Eurodollar Loans during an existing Interest Period on such basis as may be agreed by the Borrower and the respective Lender or Lenders."

     10. Section 3.01 of the Credit Agreement is hereby amended by inserting the following new clause (h) at the end thereof:

          "(h) The Borrower agrees to pay to the Incremental Term Loan Lenders, for their own accounts, such fees as may be separately agreed to with such Incremental Term Loan Lenders pursuant to Section 1.15."

     11. Section 3.02(a) of the Credit Agreement is hereby amended by (i) inserting the text "(I)" immediately before the first word "Upon" appearing therein, (ii) deleting the text "Section 3.02(a)" appearing therein and inserting the text "Section 3.02(a)(I)" in lieu thereof and (iii) inserting the following new clause (II) at the end of such Section 3.02(a):

          "(II) Upon at least three Business Days' prior notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Incremental Term Loan Commitment under a given Tranche, PROVIDED that (x) any such termination or partial reduction shall apply to proportionately and permanently reduce the Incremental Term Loan Commitment of each of the Lenders with such a Commitment under such Tranche and (y) any partial reduction pursuant to this Section 3.02(a)(II) shall be in integral multiples of $1,000,000."

     12. Section 3.03 of the Credit Agreement is hereby amended by (i) inserting the following new clause (g) at the end thereof:

          "(g) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Incremental Term Loan Commitment under a given Tranche shall (i) be permanently reduced (x) on each Incremental Term Loan Borrowing Date in respect of such Tranche in an amount equal to the aggregate principal amount of Incremental Term Loans of such Tranche incurred on each such date, (ii) terminate in its entirety (to the extent not theretofore terminated) on the earlier of (x) the Incremental Term Loan Commitment Termination Date for such Tranche of Incremental Term Loans (after giving effect to any Incremental Term Loans of such Tranche to be made on such date) and (y) the date on which a Change of Control occurs, and (iii) prior to the termination of the Total Incremental Term Loan Commitment in respect of such Tranche, be permanently reduced from time to time to the extent required by Section 4.02(j).";

and inserting the following new sentence at the end of clause (f) thereof:

     "Each reduction and/or termination of the Total Incremental Term Loan Commitment under a given Tranche pursuant to Section 3.03(g) shall be applied to proportionately and permanently reduce and/or terminate the Incremental Term Loan Commitment of each Lender with such a Commitment under such Tranche."

     13. Section 4.01(a) of the Credit Agreement is hereby amended by restating clause (iv) thereof in its entirety as follows:

          "(iv) each voluntary prepayment of Term Loans pursuant to this Section 4.01(a) must consist of a prepayment of each Tranche of Term Loans on a PRO RATA basis (based on the principal amount of the respective Term Loans then outstanding);".

     14. Section 4.02(d) of the Credit Agreement is hereby amended by inserting the text ", the Incremental Term Loan Scheduled Repayments" immediately following the text "the Tranche A Scheduled Repayments" appearing therein.

     15. Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (A) of the proviso thereof and (ii) inserting the following new clause (C) at the end of such proviso:

     "and (C) no mandatory repayment of Term Loans shall be required pursuant to this Section 4.02(i) in respect of the Excess Cash Flow Payment Period ending on September 30, 2002."

     16. Section 4.02(j) of the Credit Agreement is hereby restated in its entirety as follows:

          "(j) Each amount required to be applied to Term Loans pursuant to Sections 4.02 (e), (f), (g), (h) and (i) shall be applied PRO RATA to each Tranche of Term Loans based upon the then outstanding principal amount of each Tranche of Term Loans and the aggregate amount of the Incremental Term Loan Commitments for the respective Tranche of Term Loans (although the Incremental Term Loan Commitments of a given Tranche only shall be reduced after all Incremental Term Loans of such Tranche have been repaid in full). The amount of each principal repayment of Term Loans made as required by Sections 4.02(e), (f), (g), (h) and (i), shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche PRO RATA based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto."

     17. Section 4.02(m) of the Credit Agreement is hereby amended by inserting the text "prior to the First Amendment Effective Date and" immediately after the text "Section 4.01(a) or above in this Section 4.02," appearing therein.

     18. Section 4.02 of the Credit Agreement is hereby further amended by inserting the following new clause (n) at the end thereof:

          "(n)  In addition to any other mandatory repayments pursuant to this
     Section 4.02, the Borrower shall be required to make, with respect to each Tranche of Incremental Term Loans, to the extent then outstanding, scheduled amortization payments of such Tranche of Incremental Term Loans on the dates and in the principal amounts set forth in the respective Incremental Term Loan Commitment Agreement (each such repayment, as the same may be reduced as provided in Sections 4.01(a) and 4.02(j), an "Incremental Term Loan Scheduled Repayment"); PROVIDED that, if any

     Incremental Term Loans are incurred which will be added to (and form part of) an existing Tranche of Incremental Term Loans, the amount of the then remaining Incremental Term Loan Scheduled Repayments of the respective Tranche shall be proportionally increased (with the aggregate amount of increases to the then remaining Incremental Term Loan Scheduled Repayments to equal the aggregate principal amount of such new Incremental Term Loans then being incurred) in accordance with the requirements of Section 1.15(c)."

     19. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.03 at the end thereof:

          "6.03 INCREMENTAL TERM LOANS. Prior to the incurrence of any Incremental Term Loans, the Borrower shall have satisfied all of the applicable conditions set forth in Section 1.15."

     20. Section 7.05 of the Credit Agreement is hereby amended by (i) inserting the following new sentence at the end of clause (a) thereof:

     "All proceeds of Incremental Term Loans shall be used by the Borrower to finance Permitted Acquisitions (and related fees and expenses) or for the purposes set forth in Section 9.06(ix).";

and (ii) deleting clause (b) thereof and inserting the following new clause (b) in lieu thereof:

          "(b) The proceeds of all Revolving Loans and Swingline Loans shall be utilized for the general corporate and working capital purposes of the Borrower and its Subsidiaries (including to effect Permitted Acquisitions, make Capital Expenditures and for the purposes set forth in Section 9.06(ix), in each case to the extent permitted by this Agreement), PROVIDED that not more than $4,000,000 of proceeds of Revolving Loans in the aggregate may be used to finance the Transaction and to pay the fees and expenses incurred in connection therewith."

     21. Section 8.14(a) of the Credit Agreement is hereby deleted and the following new Section 8.14(a) is inserted in lieu thereof:

          "8.14 PERMITTED ACQUISITIONS. (a) Subject to the provisions of this
     Section 8.14 and the requirements contained in the definition of Permitted Acquisition, the Borrower and the Subsidiary Guarantors may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto;
     (ii) the Borrower shall have given the Administrative Agent and the Lenders at least 10 Business Days' prior written notice of any Permitted Acquisition; (iii) calculations are made by the Borrower of compliance with the covenants contained in Sections 9.09, 9.10 and 9.11 for the Test Period (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition for which financial statements are available (each, a "Calculation Period"), on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that (x) such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period and (y) the Total Leverage Ratio for such Calculation Period also would have been less than the Total Leverage Ratio then required to be maintained under Section 9.11 so that no Default or Event of Default exists thereunder by at least 0.25:1.00; (iv) based on good faith projections prepared by the Borrower for the period from the date of the consummation of the Permitted Acquisition to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 9.09,
     9.10 and 9.11 shall be better than or equal to such level as would be required to provide that no Default or Event of Default would exist under the financial covenants contained in Sections 9.09, 9.10 and 9.11 as compliance with such covenants would be required through the date which is one year from the date of the consummation of the respective Permitted Acquisition; (v) the Borrower shall certify, and the Administrative Agent shall have been satisfied in its reasonable discretion, that the proposed Permitted Acquisition could not reasonably be expected to result in increased tax, ERISA, environmental or other contingent liabilities with respect to Holdings or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (vi) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material aspects as of such earlier date; (vii) the Borrower provides to the Administrative Agent and the Lenders as soon as available but not later than 5 Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition; (viii) the aggregate consideration (including, without limitation, (I) the aggregate principal amount of any Indebtedness assumed, incurred or issued in connection therewith, (II) the fair market value (as determined in good faith by the Board of Directors of Holdings) of any common stock of Holdings, Qualified Preferred Stock of Holdings or 16% Redeemable Preferred Stock of Holdings issued as part of the purchase price therefor (provided that no Default or Event of Default under Section 9.13(a) or 10.10 would result therefrom) and (III) the aggregate amount paid and to be paid pursuant to any earn-out non-compete or deferred compensation or purchase price arrangements for any such proposed Permitted Acquisition and for all other Permitted Acquisitions consummated after the First Amendment Effective Date and prior to such Permitted Acquisition shall not exceed $225,000,000; (ix) no more than $170,000,000 of the aggregate consideration paid in connection with all such Permitted Acquisitions consummated after the First Amendment Effective Date shall be funded with Indebtedness (including Incremental Term Loans, Revolving Loans, Swingline Loans and/or Additional Subordinated Debt); (x) after giving effect to each Permitted Acquisition (and all payments to be made in connection therewith), the Total Unutilized Revolving Loan Commitment shall equal or exceed $10,000,000; and (xi) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (vi), inclusive, (viii), (ix) and (x) and containing the calculations (in reasonable detail)(A) required by the preceding clauses (iii), (iv), (viii), (ix) and (x) and (B) necessary to establish the Acquired EBITDA of the Acquired Entity or Business acquired pursuant to each Permitted Acquisition for the most recently ended 12 month period for which financial statements are available for such Acquired Entity or Business, which calculations shall be reasonably approved by the Administrative Agent."

     22. Section 8.19(a) of the Credit Agreement is hereby amended by inserting the following text immediately after the text "(a)" appearing therein:

          "Except as expressly permitted by Section 9.06(ix),".

     23. Section 9.04(vii) of the Credit Agreement is hereby amended by deleting the amount "$125,000,000" appearing therein and inserting the amount "$200,000,000" in lieu thereof.

     24. Section 9.04(xv) of the Credit Agreement is hereby deleted and the following new Section 9.04(xv) is inserted in lieu thereof:

     "(xv) so long as no Default or Event of Default then exists or would result therefrom, subordinated Indebtedness of Holdings or the Borrower issued to finance a Permitted Acquisition (and to pay related fees and expenses) as, and to the extent, permitted to be issued at such time pursuant to clause
     (ix) of Section 8.14(a) or for the purposes set forth in Section 9.06(ix) in either case so long as (i) all of the terms and conditions of, and the documentation for, such subordinated Indebtedness (including any related subordinated guaranties) is on substantially similar terms and conditions, and evidenced by substantially similar documentation, as the Senior Subordinated Notes to the extent that such Indebtedness is issued by the Borrower or the Seller Subordinated Notes to the extent that such Indebtedness is issued by Holdings or is otherwise in form and substance reasonably satisfactory to the Administrative Agent and (ii) the aggregate outstanding principal amount of all such subordinated Indebtedness does not exceed the remainder of (A) $150,000,000 less (B) the aggregate principal amount of all Incremental Term Loans theretofore or then being incurred (all such subordinated Indebtedness issued pursuant to this clause (xv) is referred to as "Additional Subordinated Debt"); and".

     25. Section 9.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of the clause (vii) thereof, (ii) deleting the period appearing at the end of clause (viii) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (ix) at the end thereof:

          "(ix) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings to enable Holdings to redeem, repay, defease or repurchase Seller Subordinated Notes (including accrued but unpaid interest thereon) in accordance with the terms thereof."

     26. Section 9.10 of the Credit Agreement is hereby deleted and the following new Section 9.10 is inserted in lieu thereof:

          "9.10 CONSOLIDATED INTEREST COVERAGE RATIO. Holdings and the Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of Holdings set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                     Fiscal Quarter
                     Ending Closest to                        Ratio
                     -----------------                        -----
                June 30, 2001                                2.00:1.00
                September 30, 2001                           2.00:1.00
                December 31, 2001                            2.00:1.00
                March 31, 2002                               2.00:1.00
                June 30, 2002                                2.00:1.00
                September 30, 2002                           2.00:1.00
                December 31, 2002                            2.00:1.00
                March 31, 2003                               2.00:1.00
                June 30, 2003                                2.00:1.00
                September 30, 2003                           2.00:1.00
                December 31, 2003                            2.00:1.00
                March 31, 2004                               2.15:1.00
                June 30, 2004                                2.15:1.00
                September 30, 2004                           2.25:1.00
                December 31, 2004                            2.25:1.00
                March 31, 2005 and the
                last day of each fiscal quarter
                of Holdings ending thereafter                2.50:1.00".

     27. Section 9.11 of the Credit Agreement is hereby deleted and the following new Section 9.11 is inserted in lieu thereof:

          "9.11 TOTAL LEVERAGE RATIO. Holdings and the Borrower will not permit the Total Leverage Ratio at any time during a period set forth below to exceed the respective ratio set forth opposite such period below:

                              Period                                                Ratio
                              ------                                                -----
        The Restatement Effective Date through and including the day before the last day of Holdings' fiscal quarter ending closest to March 31,
        2003                                                                      5.25:1.00

        The last day of Holdings' fiscal quarter ending closest to March 31, 2003 through and including the day before the last day of Holdings' fiscal quarter

        ending closest to March 31, 2004                                          5.00:1.00

        The last day of Holdings' fiscal quarter ending closest to March 31,
        2004 through and including the day before the last day of Holdings'
        fiscal quarter ending closest to September 30, 2004                       4.75:1.00

        The last day of Holdings' fiscal quarter ending closest to September
        30, 2004 through and including the day before the last day of
        Holdings' fiscal quarter ending closest to December 31, 2004              4.25:1.00

        Thereafter                                                                3.75:1.00".

     28. Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the text "Section 8.19 or 9.06(ii)" appearing in clause (ii) thereof and inserting the text "Section 8.19, 9.06(ii), 9.06(iv) or 9.06(ix)" in lieu thereof and (ii) inserting the parenthetical "(other than as contemplated by the First Amendment)" immediately after the words "any Senior Subordinated Note Document" appearing in clause (iii) thereof.

     29.  The definition of "Applicable Base Rate Margin" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

          "Notwithstanding anything to the contrary contained herein, with respect to each Tranche of Incremental Term Loans (to the extent then outstanding), the Applicable Base Rate Margin shall be that percentage set forth in, or calculated in accordance with, Section 1.15 and the relevant Incremental Term Loan Commitment Agreement."

     30.  The definition of "Applicable Eurodollar Rate Margin" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

          "Notwithstanding anything to the contrary contained herein, with respect to each Tranche of Incremental Term Loans (to the extent then outstanding), the Applicable Eurodollar Rate Margin shall be that percentage set forth in, or calculated in accordance with, Section 1.15 and the relevant Incremental Term Loan Commitment Agreement."

     31. The definition of "Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Incremental Loan Commitment" immediately following the text "the C Term Loan Commitment" appearing therein.

     32. The definition of "Credit Documents" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "and each Security Document" appearing therein and inserting the text ", each Security Document and, after the execution and delivery thereof pursuant to the terms hereof, each Incremental Term Loan Commitment Agreement" in lieu thereof.

     33. The definition of "Loan" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Incremental Term Loan," immediately after the text "each C Term Loan," appearing therein.

     34. The definition of "Maturity Date" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Incremental Term Loan Maturity Date," immediately after the text "the C Term Loan Maturity Date," appearing therein.

     35. The definition of "Note" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Incremental Term Note," immediately after the text "each C Term Note," appearing therein.

     36. The definition of "Required Lenders" appearing in Section 11 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Required Lenders" shall mean collectively (and not individually) Non-Defaulting Lenders the sum of whose outstanding Term Loans, Incremental Term Loan Commitments and Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) constitute at least 50.1% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Incremental Term Loan Commitment for each Tranche of Incremental Term Loans less the aggregate Incremental Term Loan Commitments of Defaulting Lenders and (iii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Lenders (or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

     37. The definition of "Senior Subordinated Notes" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end thereof:

     "(including all such Senior Subordinated Notes issued under the Senior Subordinated Note Indenture on the First Amendment Effective Date)".

     38. The definition of "Total Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the Total Incremental Term Loan Commitment for each Tranche of Incremental Term Loans" immediately following the text "the Total C Term Loan Commitment" appearing therein.

     39. The definition of "Tranche" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "In addition, and notwithstanding the foregoing, any Incremental Term Loans extended after the First Amendment Effective Date shall, except to the extent provided in

     Section 1.15(c), be made pursuant to one or more additional Tranches which shall be designated pursuant to the respective Incremental Term Loan Commitment Agreements in accordance with the relevant requirements specified in Section 1.15."

     40. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

          "First Amendment" shall mean the First Amendment and Consent, dated as of May 14, 2002, to this Agreement.

          "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

          "Incremental Term Loan" shall have the meaning provided in Section 1.01(g).

          "Incremental Term Loan Borrowing Date" shall mean, with respect to each Tranche of Incremental Term Loans, each date on which Incremental Term Loans of such Tranche are incurred pursuant to Section 1.01(g) and as otherwise permitted by Section 1.15.

          "Incremental Term Loan Commitment" shall mean, for each Lender, any commitment to make Incremental Term Loans provided by such Lender pursuant to Section 1.15, in such amount as agreed to by such Lender in the respective Incremental Term Loan Commitment Agreement and as set forth opposite such Lender's name in Annex I (as modified in accordance with Section 1.15) directly below the column entitled "Incremental Term Loan Commitment", as the same may be reduced or terminated from time to time pursuant to Sections 3.02, 3.03 and/or 10.

          "Incremental Term Loan Commitment Agreement" shall mean and include each Incremental Term Loan Commitment Agreement in the form of Exhibit O executed in accordance with Section 1.15.

          "Incremental Term Loan Commitment Termination Date" shall mean, with respect to any Tranche of Incremental Term Loans, the last date by which Incremental Term Loans under such Tranche may be incurred under this Agreement, which date shall be set forth in the respective Incremental Term Loan Commitment Agreement but may be no later than December 31, 2005.

          "Incremental Term Loan Lender" shall have the meaning provided in
     Section 1.15(b).

          "Incremental Term Loan Maturity Date" shall mean, for any Tranche of Incremental Term Loans, the final maturity date set forth for such Tranche of Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement relating thereto, provided that the final maturity date for all Incremental Term Loans of a given Tranche shall be the same date.

          "Incremental Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(n).

          "Incremental Term Note" shall have the meaning provided in Section 1.05(a).

          "Total Incremental Term Loan Commitment" shall mean, for any Tranche of Incremental Term Loans, the sum of the Incremental Term Loan Commitments of such Tranche of each of the Lenders.

     41. Section 13.12(a) of the Credit Agreement is hereby amended by (i) deleting the text "and 4.02(d)" appearing in clause (y) of the further proviso thereof and inserting the text ", 402(d) and 4.02(n)" in lieu thereof and (ii) inserting the text ", Incremental Term Loan Scheduled Repayment" immediately after the text "Tranche B Scheduled Repayment" appearing in subclause (z) of the further proviso thereof.

     42. Exhibit L to the Credit Agreement is hereby replaced in its entirety with the form of Exhibit L attached to this First Amendment.

     43. The Credit Agreement is hereby further amended by attaching thereto as Exhibits B-6 and O the forms of Exhibits B-6 and O attached to this First Amendment, respectively.

B.   MISCELLANEOUS PROVISIONS

     1. In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this First Amendment.

     2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the Borrower and the Administrative Agent.

     4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when:

          (i) each of Holdings, the Borrower, each Subsidiary Guarantor, the Required Lenders, the Majority Lenders holding outstanding B Term Loans and the Majority Lender holding outstanding C Term Loans shall have signed a counterpart hereof

     (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

          (ii) there shall have been delivered to the Administrative Agent a true and correct fully executed copy of the Supplemental Indenture (if any) to the Senior Subordinated Note Indenture in connection with the issuance of the New Senior Subordinated Notes, which Supplemental Indenture shall be in form and substance reasonably satisfactory to the Administrative Agent;

          (iii) the New Senior Subordinated Notes shall have been issued in accordance with the terms of this First Amendment resulting in gross cash proceeds of at least $75,000,000 plus the amount (if any) of accrued interest thereon through the date of issuance thereof;

          (iv) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors or statements of unanimous written consent in lieu thereof of such Credit Party with respect to the matters set forth in this First Amendment and the transactions contemplated herein (including the issuance and guaranties or the New Senior Subordinated Notes) and such resolutions shall be in form and substance reasonably satisfactory to the Administrative Agent;

          (v) the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed on behalf of Holdings and the Borrower by the President or any Vice President of each such Credit Party, certifying as to the matters set forth in clause B.1 above in this First Amendment and that all of the conditions in this Section 5 have been satisfied;

          (vi) each of Holdings and the Borrower shall have delivered to the Administrative Agent separate certificates of their respective chief financial officers demonstrating in reasonable detail that the full amount of the New Senior Subordinated Notes may be incurred in accordance with, and will not violate the provisions of, Section 4.09 of the Senior Subordinated Note Indenture and Section 4.09 of the Seller Subordinated
     Note Indenture;

          (vii) the Borrower shall have paid to the Administrative Agent all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent to the extent then due;

          (viii) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this First Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings or governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities;

          (ix) the Administrative Agent shall have received, and shall be reasonably satisfied with both the form and substance of, an opinion of Latham & Watkins, counsel to Holdings and the Borrower, with respect to the matters contemplated by this First Amendment; and

          (x) the Borrower shall have paid to the Administrative Agent for the account of each Lender which has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office by 3:00 p.m. (New York City time) on May 23, 2002 a fee equal to 0.15% of the sum of (I) such Lender's Revolving Loan Commitment on the First Amendment Effective Date and (II) the aggregate principal amount of such Lender's outstanding Term Loans on the First Amendment Effective Date (determined after giving effect to the issuance of the New Senior Subordinated Notes and the application of the proceeds therefrom).

     6. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

                                        TRANSDIGM HOLDINGS COMPANY


                                        By:/s/ Gregory Rufus
                                           -------------------------------------
                                           Name: Gregory Rufus
                                           Title: Chief Financial Officer


                                        TRANSDIGM INC.

                                        By:/s/ Gregory Rufus
                                           -------------------------------------
                                           Name: Gregory Rufus
                                           Title: Chief Financial Officer


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           Individually and as Administrative
                                           Agent

                                        By:/s/ Marguerite Sutton
                                           -------------------------------------
                                           Name: Marguerite Sutton
                                           Title: Vice President


                                        CREDIT SUISSE FIRST BOSTON CORPORATION,
                                           Individually and as Syndication
                                           Agent

                                        By:/s/ Bill O'Daly
                                           -------------------------------------
                                           Name: Bill O'Daly
                                           Title: Director


                                        By:/s/ Ian W. Nalitt
                                           -------------------------------------
                                           Name: Ian W. Nalitt
                                           Title: Associate

                                        BANK ONE, MICHIGAN

                                        By:/s/ Glenn A. Currin
                                           -------------------------------------
                                           Name: Glenn A. Currin
                                           Title: Managing Director

                                        Goldman Sachs Credit Partners L.P.

                                        By:/s/ Robert S. Fanelli
                                           -------------------------------------
                                           Name: Robert S. Fanelli
                                           Title: Authorized Signatory

                                        AIMCO CLO, 2001-A, as a Lender

                                        By:/s/ Jerry D. Zinkula
                                           -------------------------------------
                                           Name: Jerry D. Zinkula
                                           Title: Authorized Signatory


                                        By:/s/ Ronald Mendel
                                           -------------------------------------
                                           Name: Ronald Mendel
                                           Title: Authorized Signatory

                                        ALLSTATE LIFE INSURANCE COMPANY,
                                           as a Lender

                                        By:/s/ Jerry D. Zinkula
                                           -------------------------------------
                                           Name: Jerry D. Zinkula
                                           Title: Authorized Signatory


                                        By:/s/ Ronald Mendel
                                           -------------------------------------
                                           Name: Ronald Mendel
                                           Title: Authorized Signatory

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                           COMPANY

                                        By:/s/ Steven J. Katz
                                           -------------------------------------
                                           Name: Steven J. Katz
                                           Title: Second Vice President and
                                                  Associate General Counsel

                                        BILL & MELINDA GATES FOUNDATION

                                        By: DAVID L. BABSON & CO., INC., as
                                            Investment Adviser


                                        By:/s/ Richard McGauley
                                           -------------------------------------
                                           Name: Richard McGauley
                                           Title: Managing Director

                                        SUFFIELD CLO, LIMITED

                                        By: DAVID L. BABSON & CO., INC., as
                                            Collateral Manager


                                        By:/s/ Richard McGauley
                                           -------------------------------------
                                           Name: Richard McGauley
                                           Title: Managing Director

                                        Dryden Leverage Loan CDO 2002-II

                                        By: Prudential Investment Management,
                                            Inc., as Attorney-in-fact.

                                        By:/s/ B. Ross Smead
                                           -------------------------------------
                                           Name: B. Ross Smead
                                           Title: Vice President

                                        Prudential Insurance Company of America

                                        By:/s/ B. Ross Smead
                                           -------------------------------------
                                           Name: B. Ross Smead
                                           Title: Vice President

                                        Citadel Hill 2000, Ltd.

                                        By:/s/ Nicholas A. Karsiotis
                                           -------------------------------------
                                           Name: Nicholas A. Karsiotis
                                           Title: Authorized Signatory

                                        KZH CNC LLC

                                        By:/s/ Joyce Fraser-Bryant
                                           -------------------------------------
                                           Name: Joyce Fraser-Bryant
                                           Title: Authorized Agent

                                        FLEET NATIONAL BANK

                                        By:/s/ Christopher S. Alba
                                           -------------------------------------
                                           Name: Christopher S. Alba
                                           Title: Managing Director

                                        TORONTO DOMINION (NEW YORK), INC.

                                        By:/s/ Stacey L. Malek
                                           -------------------------------------
                                           Name: Stacey L. Malek
                                           Title: Vice President

                                        EMERALD ORCHARD LIMITED

                                        By:/s/ Stacey L. Malek
                                           -------------------------------------
                                           Name: Stacey L. Malek
                                           Title: Attorney in Fact

                                        Restoration Funding CLO, Ltd.

                                        By: Highland Capital Management, L.P.,
                                            as Collateral Manager

                                        By:/s/ Louis Koven
                                           -------------------------------------
                                           Name: Louis Koven
                                           Title: Executive Vice President CFO
                                                  Highland Capital Management,
                                                  L.P.

                                        Highland Loan Funding V

                                        By: Highland Capital Management, L.P.,
                                            as Collateral Manager

                                        By:/s/ Louis Koven
                                           -------------------------------------
                                           Name: Louis Koven
                                           Title: Executive Vice President - CFO
                                                  Highland Capital Management,
                                                  L.P.

                                        Black Diamond CLO 2000-1, Ltd.

                                        By:/s/ Alan Corkish
                                           -------------------------------------
                                           Name: Alan Corkish
                                           Title: Director

                                        LONG LANE MASTER TRUST IV

                                        By: Fleet National Bank as Trust
                                            Administrator

                                        By:/s/ Darcey F. Bartel
                                           -------------------------------------
                                           Name: Darcey F. Bartel
                                           Title: Vice President

                                        Heller Financial, Inc.

                                        By:/s/ Diane L. Burton
                                           -------------------------------------
                                           Name: Diane L. Burton
                                           Title: Duly Authorized Signatory

                                        General Electric Capital Corporation

                                        By:/s/ Diane L. Burton
                                           -------------------------------------
                                           Name: Diane L. Burton
                                           Title: Duly Authorized Signatory

                                        AMARA 1 FINANCE, LTD.

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Sub-Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        AMARA-2 FINANCE, LTD.

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Sub-Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        AVALON CAPITAL LTD.

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Portfolio Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        AVALON CAPITAL LTD. 2

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Portfolio Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        OASIS COLLATERALIZED HIGH INCOME
                                           PORTFOLIOS-1, LTD.

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Sub-Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        CHARTER VIEW PORTFOLIO

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Investment Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Investment Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        AIM FLOATING RATE FUND

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Attorney-in-fact

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        INVESCO CBO 2000-1 LTD.

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Portfolio Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        TRITON CBO III, LIMITED

                                        By: INVESCO Senior Secured Management,
                                           Inc., as Investment Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        TRITON CDO IV, LIMITED

                                        By: INVESCO Senior Secured Management.
                                           Inc., as Investment Advisor

                                        By:/s/ Gregory Stoeckle
                                           -------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        PROTECTIVE LIFE INSURANCE COMPANY

                                        By:/s/ Diane S. Griswold
                                           -------------------------------------
                                           Name: Diane S. Griswold
                                           Title: Assistant Vice President

                                        ELF FUNDING TRUST III

                                        By: New York Life Investment Management,
                                           LLC, as Attorney-in-fact

                                        By:/s/ Robert H. Dial
                                           -------------------------------------
                                           Name: Robert H. Dial
                                           Title: Vice President

                                        NYLIM HIGH YIELD CDO 2001, LTD.

                                        By: New York Life Investment Management,
                                           LLC, as Investment Manager and
                                           Attorney-in-fact

                                        By:/s/ Robert H. Dial
                                           -------------------------------------
                                           Name: Robert H. Dial
                                           Title: Vice President

                                        LANDMARK CDO

                                        By:  Aladdin Asset Management, LLC

                                        By:/s/ Thomas Eggenschwiler
                                           -------------------------------------
                                           Name: Thomas Eggenschwiler
                                           Title: Vice President

                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR
                                           LOAN FUND

                                        By: Eaton Vance Management, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        OXFORD STRATEGIC INCOME FUND

                                        By: Eaton Vance Management, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        EATON VANCE CDO III, LTD.

                                        By: Eaton Vance Management, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        EATON VANCE CDO IV, LTD.

                                        By: Eaton Vance Management, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        COSTANTINUS EATON VANCE CDO V, LTD.

                                        By: Eaton Vance Management, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        GRAYSON & CO

                                        By: Boston Management and Research, as
                                           Investment Advisor

                                        By:/s/ Scott H. Page
                                           -------------------------------------
                                           Name: Scott H. Page
                                           Title: Vice President

                                        TRYON CLO Ltd. 2000-I

                                        By:/s/ Adrienne Musgnug
                                           -------------------------------------
                                           Name: Adrienne Musgnug
                                           Title: Director

                                        ELC (Cayman) Ltd. CDO Series 1999-I

                                        By:/s/ Adrienne Musgnug
                                           -------------------------------------
                                           Name: Adrienne Musgnug
                                           Title: Director

                                        APEX (IDM) CDO, I, Ltd.

                                        By:/s/ Adrienne Musgnug
                                           -------------------------------------
                                           Name: Adrienne Musgnug
                                           Title: Director

                                        KATONAH, I, LTD.

                                        By: Katonah Capital L.L.C., as Manager

                                        By:/s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name: Ralph Della Rocca
                                           Title: Authorized Officer

                                        KATONAH, II, LTD.

                                        By:  Katonah Capital L.L.C., as Manager

                                        By:/s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name: Ralph Della Rocca
                                           Title: Authorized Officer

                                        KATONAH III, LTD.

                                        By: Katonah Capital, L.L.C., as Manager

                                        By:/s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name: Ralph Della Rocca
                                           Title: Authorized Officer

                                        Flagship CLO 2001-1

                                        By:/s/ Mark S. Pelletier
                                           -------------------------------------
                                           Name: Mark S. Pelletier
                                           Title: Director

                                        NOMURA BOND & LOAN FUND

                                        By: UFJ Trust Company of New York, as
                                           Trustee

                                        By: Nomura Corporate Research and Asset
                                           Management Inc., Attorney-in-fact

                                        By:/s/ Elizabeth Maclean
                                           -- ----------------------------------
                                             Name: Elizabeth Maclean
                                             Title: Vice President

                                        CLYDESDALE CLO 2001-1, LTD.

                                        By: Nomura Corporate Research and Asset
                                           Management Inc., as Collateral
                                           Manager

                                           By: /s/ Elizabeth Maclean
                                               ---------------------------------
                                               Name: Elizabeth Maclean
                                               Title: Vice President

                                        Indosuez Capital Funding IV, L.P.,

                                        By: RBC Leveraged Capital, as Portfolio
                                           Advisor

                                        By:/s/ Melissa Marano
                                           -------------------------------------
                                           Name: Melissa Marano
                                           Title: Director

                        INDOSUEZ CAPITAL FUNDING IV, L.P.
                           ADMINISTRATIVE DETAILS FORM

ADMINISTRATIVE CONTACTS (for interest, fees, paydown and rollover notices)

ORIGINAL TO:                              COPY TO:
-------------------------------------------------------------------------------
JP Morgan Chase                           RBC Leveraged Capital
600 Travis Street                         One Liberty Plaza
Houston, TX 77002                         165 Broadway, 5th Floor
                                          New York, NY 10006
-------------------------------------------------------------------------------
Contact:  Martin Reimer                   Contact:  Isabelle Pradel/Alice James
-------------------------------------------------------------------------------
Phone:  (713) 216-8348                    Phone:  (212) 858-8325/8351
-------------------------------------------------------------------------------
Fax:  (713) 437-8172                      Fax:  (212) 858-8384
-------------------------------------------------------------------------------
Email:  Martin.C.Reimer@chase.com         Email:  Isabelle.Pradel@rbccm.com
                                                  Alice.James@rbccm.com
-------------------------------------------------------------------------------

CREDIT CONTACT (for credit agreements, amendments and waivers)

Melissa Marano
Director
RBC Leveraged Capital
One Liberty Plaza
165 Broadway, 5th Floor
New York, NY 10006
Phone: (212) 858-8320
Fax: (212) 858-8384
Email: Melissa.Marano@rbccm.com

SIGNATURE BLOCK

-------------------------------------------------------------------------------------------------
FOR PRIMARY SYNDICATIONS                           FOR AMENDMENTS AND SECONDARY TRADES
-------------------------------------------------------------------------------------------------
Indosuez Capital Funding IV, L.P.,                 Indosuez Capital Funding IV, L.P.,
By RBC Finance B.V. as Collateral Manager          By RBC Leveraged Capital as Portfolio Advisor
By:                                                By:
    ----------------------------------                 ----------------------------------
-------------------------------------------------------------------------------------------------

PAYMENT INSTRUCTIONS

Chase Manhattan Bank - Texas
Houston, Texas
ABA #113000609
A/C: 00102619468
BNF Name:  Wires Clearing - Asset Backed Securities
BNF Address:  Chase Tower Houston, Houston, TX
FFC:  Indosuez IV

A/C# 5503001-2002501
OBI:  Martin C. Reimer/ [description]

                                        ARES Leveraged Investment Fund II, L.P.

                                        By: ARES Management II, L.P., its
                                           General Partner

                                        By:/s/ Seth J. Brufsky
                                           -------------------------------------
                                           Name: Seth J. Brufsky
                                           Title: Vice President

                                        ARES III CLO Ltd.

                                        By: ARES CLO Management LLC, Investment
                                           Manager

                                        By:/s/ Seth J. Brufsky
                                           -------------------------------------
                                           Name: Seth J. Brufsky
                                           Title: Vice President

                                        Arcs IV CLO Ltd.

                                        By: Ares CLO Management IV, L.P.,
                                           Investment Manager

                                        By: Ares CLO GP IV, LLC, its Managing
                                           Member

                                        By:/s/ Seth J. Brufsky
                                           -------------------------------------
                                           Name: Seth J. Brufsky
                                           Title: Vice President

                                        Ares V CLO Ltd.

                                        By: Ares CLO Management V, L.P.,
                                           Investment Manager

                                        By: Ares CLO GP V, LLC, its Managing
                                           Member

                                        By:/s/ Seth J. Brufsky
                                           -------------------------------------
                                           Name: Seth J. Brufsky
                                           Title: Vice President

                                        Ares VI CLO Ltd.

                                        By: Ares CLO Management VI, L.P.,
                                           Investment Manager

                                        By: Ares CLO GP VI, LLC, its Managing
                                           Member

                                        By:/s/ Seth J. Brufsky
                                           -------------------------------------
                                           Name: Seth J. Brufsky
                                           Title: Vice President

                                        National City Bank

                                        By:/s/ John Platek
                                           -------------------------------------
                                           Name: John Platek
                                           Title:  Assistant Vice President

                                        JUPITER FUNDING TRUST

                                        By:/s/ Diana L. Mushill
                                           -------------------------------------
                                           Name: Diana L. Mushill
                                           Title: Authorized Agent

                                        RIVIERA FUNDING LLC

                                        By:/s/ Diana L. Mushill
                                           -------------------------------------
                                           Name: Diana L. Mushill
                                           Title: Authorized Agent

                                        WINGED FOOT FUNDING TRUST

                                        By:/s/ Diana L. Mushill
                                           -------------------------------------
                                           Name: Diana L. Mushill
                                           Title:  Assistant Vice President

                                        OLYMPIC FUNDING TRUST, SERIES 1999-1

                                        By:/s/ Diana L. Mushill
                                           -------------------------------------
                                           Name: Diana L. Mushill
                                           Title: Authorized Agent

                                        MUIRFIELD TRADING LLC

                                        By:/s/ Diana L. Mushill
                                           -------------------------------------
                                           Name: Diana L. Mushill
                                           Title: Authorized Agent

                                        SEQUILS - Cumberland I, Ltd.

                                        By: Deerfield Capital Management LLC,
                                           as its Collateral Manager

                                        By:/s/ Mark E. Wittnebel
                                           -------------------------------------
                                           Name: Mark E. Wittnebel
                                           Title:  Senior Vice President

                                        ROSEMONT CLO, Ltd.

                                        By: Deerfield Capital Management LLC,
                                           as its Collateral Manager

                                        By:/s/ Mark E. Wittnebel
                                           -------------------------------------
                                           Name: Mark E. Wittnebel
                                           Title:  Senior Vice President

                                        METROPOLITAN LIFE INSURANCE COMPANY

                                        By:/s/ James R. Dingler
                                           -------------------------------------
                                           Name: James R. Dingler
                                           Title: Director

                                        MADISON AVENUE CDO I, LIMITED

                                        By: Metropolitan Life Insurance Company,
                                           as Collateral Manager

                                        By:/s/ James R. Dingler
                                           -------------------------------------
                                           Name: James R. Dingler
                                           Title: Director

                                        INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                        By: Indosuez Capital, as Portfolio
                                           Advisor

                                        By:/s/ Charles Kobayashi
                                           -------------------------------------
                                           Name: Charles Kobayashi
                                           Title: Principal and Portfolio
                                                  Manager

                                        Franklin CLO II, LTD.

                                        By:/s/ Madeline Lam
                                           -------------------------------------
                                           Name: Madeline Lam
                                           Title: Vice President

                                        Franklin Floating Rate Daily Access Fund

                                        By:/s/ Madeline Lam
                                           -------------------------------------
                                           Name: Madeline Lam
                                           Title: Asst. Vice President

                                        Sankaty High Yield Partners III, L.P.

                                        By:/s/ D.J. Exter
                                           -------------------------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director
                                                  Portfolio Manager

                                        Sankaty High Yield Asset Partners II,
                                           L.P.

                                        By:/s/ D.J. Exter
                                           -------------------------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director
                                                  Portfolio Manager

                                        Sankaty High Yield Asset Partners, L.P.

                                        By:/s/ D.J. Exter
                                           -------------------------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director
                                                  Portfolio Manager

                                        Sankaty Advisors, LLC, as Collateral
                                           Manager for Great Point CLO 1999-1
                                           LTD., as Term Lender

                                        By:/s/ D.J. Exter
                                           -------------------------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director
                                                  Portfolio Manager

                                        Sankaty Advisors, LLC, as Collateral
                                           Manager for Brant Point CBO 1999-1
                                           LTD., as Term Lender

                                        By:/s/ D.J. Exter
                                           -------------------------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director
                                                  Portfolio Manager

                              INCREMENTAL TERM NOTE

$________                                                     New York, New York
                                                                          [Date]

          FOR VALUE RECEIVED, TRANSDIGM INC., a Delaware corporation (the "Borrower"), hereby promises to pay to ____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the Administrative Agent") located at [90 Hudson Street, Fifth Floor, Jersey City, NJ 07302] on [Insert Maturity Date as set forth in the relevant Incremental Term Loan Commitment Agreement pursuant to which the Incremental Term Loans evidenced by this Note were incurred] the principal sum of _____________ DOLLARS ($_____) or, if less, the aggregate unpaid principal amount of all _____(1) Incremental Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

          The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

          This Note is one of the Incremental Term Notes referred to in the Credit Agreement, dated as of December 3, 1999 and amended and restated as of May 31, 2001, among TransDigm Holding Company, the Borrower, the lenders from time to time party thereto (including the Lender), Credit Suisse First Boston Corporation, as Syndication Agent, and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to [Insert Maturity Date as set forth in the relevant Incremental Term Loan Commitment Agreement pursuant to which the Incremental Term Loans evidenced by this Note were incurred], in whole or in part, as provided in the Credit Agreement.

          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

----------
(1)  Designate Tranche of applicable Incremental Term Loans.

                                                                     Exhibit B-6
                                                                               2

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        TRANSDIGM INC.

                                        By
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT L

                               FORM OF ASSIGNMENT
                                       AND
                              ASSUMPTION AGREEMENT

          This Assignment and Assumption Agreement (the "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the "Assignor") and the Assignee identified in item 2 below (the "Assignee"). Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swingline Loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.   Assignor:
                        -----------------------------------

2.   Assignee:
                        -----------------------------------

3.   Credit Agreement:  Credit  Agreement,  dated as of December 3, 1998 and amended and restated as of May 31, 2001, among TransDigm Holding Company, TransDigm Inc., various lenders from time to time party thereto, Credit Suisse First Boston Corporation, as Syndication Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (such Credit Agreement, as in effect on the date of this Assignment, being herein called the "Credit Agreement").

                                                                       Exhibit L
                                                                          Page 2

4.   Assigned Interest:

------------------------------------------------------------------------------------------------------------------------------------
                                    AGGREGATE AMOUNT OF                          AMOUNT OF                    PERCENTAGE ASSIGNED
                                 COMMITMENT/LOANS FOR ALL                   COMMITMENT/LOANS                           OF
                                           LENDERS                               ASSIGNED                      COMMITMENT/LOANS(2)
    FACILITY ASSIGNED
------------------------------------------------------------------------------------------------------------------------------------
Revolving Loan
Commitment/                    $                                        $                                   %
Revolving Loans
------------------------------------------------------------------------------------------------------------------------------------
A Term Loans

                               $                                        $                                   %
------------------------------------------------------------------------------------------------------------------------------------
B Term Loans

                               $                                        $                                   %
------------------------------------------------------------------------------------------------------------------------------------
C Term Loans

                               $                                        $                                   %
------------------------------------------------------------------------------------------------------------------------------------
Relevant Tranche or Tranches
of Incremental Term Loan
Commitments (if not
theretofore terminated) and
related Incremental Term       $                                        $                                   %
Loans
------------------------------------------------------------------------------------------------------------------------------------

Effective Date ___________, ____, 200__.

          The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                               ASSIGNEE
[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]

By:                                    By:
     ------------------------------        ------------------------------------
     Name:                                 Name:
     Title:                                Title:

                                       Payment Instructions:

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       Attention:
                                                  -----------------------------
                                       Reference:
                                                  -----------------------------

----------
(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                                                       Exhibit L
                                                                          Page 3

                                       Address for Notices:

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       Relationship Contact:
                                                             ------------------

                                                                       Exhibit L
                                                                          Page 4

[Consented to and](3) Accepted:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
   as Administrative Agent

By:
   -----------------------------------
   Name:
   Title:

[CONSENTED TO:
NAME OF LETTER OF CREDIT ISSUER](4)


By:
   -----------------------------------
   Name:
   Title:

[CONSENTED TO:
TRANSDIGM INC.](5)


By:
   -----------------------------------
   Name:
   Title:

----------
(3) Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

(4) Insert only if assignment of any portion of the Total Revolving Loan Commitment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

(5) Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement and no Default or Event of Default exists.

                                                                         ANNEX I
                                                                              TO
                                                                       EXHIBIT L

                                 TRANSDIGM INC.

                                CREDIT AGREEMENT

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

          1.    REPRESENTATIONS AND WARRANTIES.

          1.1. ASSIGNOR. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of Holdings, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

          1.2. ASSIGNEE. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Transferee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                                                                         Annex I
                                                                    to Exhibit L
                                                                               2

          2. PAYMENT. From and after the Effective Date, the Administrative Agent shall make all payment in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

          3. GENERAL PROVISIONS. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                      * * *

                                    EXHIBIT O


                   INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

                             [Name(s) of Lender(s)]

                                                           _____________, ______

TransDigm Inc.
26380 Curtiss Wright Parkway
Richmond Heights, Ohio 44143

re  INCREMENTAL TERM LOAN COMMITMENTS

Ladies and Gentlemen:

          Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 3, 1998 and amended and restated as of May 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TransDigm Holding Company, TransDigm Inc. (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston Corporation, as Syndication Agent (in such capacity, the "Syndication Agent"), and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

          Each Lender (each an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 1.01(g) and 1.15 thereof.

          Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other Credit Documents. Each Incremental Term Loan Lender, the Borrower and the Administrative Agent further agree that, with respect to the Incremental Term Loan Commitment provided by each Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive from the Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with the Borrower and acknowledged by the

                                                                       Exhibit O
                                                                          Page 2

Administrative Agent, all of which fees shall be due and payable to such Incremental Term Loan Lender on the terms and conditions set forth in each such separate agreement.

          Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Agreement.

          Each Incremental Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (v) in the case of each Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Certificates referred to in Section 4.04(b) of the Credit Agreement, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents.

          Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Term Loan Lender, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 8 of Annex I hereto (such date, the "Agreement Effective Date"), each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

          The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limitation, all Incremental Term Loans made pursuant thereto and (ii) all such Obligations (including all such Incremental Term Loans) shall be entitled to the benefits of the Security Documents and the Guaranties.

          Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and all Incremental Term Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the respective Guaranty in accordance

                                                                       Exhibit O
                                                                          Page 3

with the terms and provisions thereof and (ii) be secured by all Liens granted by, and be entitled to the benefits, of the Security Documents.

          Attached hereto as Annex II are true and correct copies of officer's certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to Section 1.15(b)(x)(V) of the Credit Agreement.

          Attached hereto as Annex III is an opinion of _________, special counsel to the Credit Parties, delivered as required pursuant to Section 1.15(b)(x)(IV) of the Credit Agreement.

          Attached hereto as Annex IV is the officer's certificate required to be delivered pursuant to Section 1.15(b)(x)(III) of the Credit Agreement stating that the conditions set forth in clause (i) of the first sentence of Section 1.15(a) have been satisfied.

          [Attached hereto as Annex V is the officer's certificate required to be delivered pursuant to Section 1.15(b)(y) of the Credit Agreement stating that the conditions set forth in clauses (ii), (iii) and (iv) of the first sentence of Section 1.15(a) of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail and copies of the certificates set forth in such clauses (ii) and (iii)).](6)

          The Obligations to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder are in accordance with, will not violate the provisions of, and will constitute "Senior Debt" under, and as defined in, the Senior Subordinated Note Indenture and, to the extent same is in effect or will remain in effect after giving effect to the application of the proceeds of the Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitments and the Seller Subordinated Note Indenture.

          You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to the Administrative Agent before the close of business on ____________, _____. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed canceled.

          After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

          In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

                                      * * *

----------
(6) Insert this paragraph if any Incremental Term Loans are to be incurred on the Agreement Effective Date. In addition, this condition needs to be satisfied for each Incremental Term Loan Borrowing Date.

                                                                       Exhibit O
                                                                          Page 4

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        Very truly yours,

                                        [NAME OF INCREMENTAL TERM LOAN LENDERS]

                                        By
                                           ------------------------------------
                                           Name:
                                           Title

Agreed and Accepted
this ___ day of __________, ____:


TRANSDIGM INC.

By:
     --------------------------------
     Name:
     Title:


DEUTSCHE BANK TRUST COMPANY AMERICAS,
     as Administrative Agent

By:
     --------------------------------
     Name:
     Title:


Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Term Loan Commitment Agreement and to the incurrence of the Incremental Term Loans to be made pursuant thereto.

[Insert signature blocks for each Guarantor]

                                                            ANNEX I TO EXHIBIT O

                            TERMS AND CONDITIONS FOR
                   INCREMENTAL TERM LOAN COMMITMENT AGREEMENT


                         DATED AS OF _____________, ____

1.   Incremental Term Loan Commitment Amounts (as of the Agreement Effective
     Date):

                                               AMOUNT OF INCREMENTAL TERM LOAN
NAME OF INCREMENTAL TERM LOAN LENDER           COMMITMENT


Total


2. Designation of Tranche of Incremental Term Loan Commitments (and Incremental Term Loans to be funded thereunder)(7):

3. Indicate whether the Incremental Term Loan Commitments to be provided hereunder are to be single draw commitments or multiple draw commitments and the Incremental Term Loan Commitment Termination Date:(8)

4.   Incremental Term Loan Maturity Date:(9)

----------
(7) Designate the respective Tranche for such Incremental Term Loan Commitments or indicate that it is to be added to (and form a part of) an existing Tranche of Term Loans.

(8)  Date cannot be later than December 31, 2005.

(9) Insert Maturity Date for the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder, provided that in the event the Incremental Term Loan Commitments to be provided pursuant to this Agreement are to be added to (and form a part of ) an existing Tranche of Term Loans, the Incremental Term Loan Maturity Date for the Incremental Term Loans to be incurred pursuant to such Incremental Term Loan Commitments shall be the same Maturity Date as for such existing Tranche of Term Loans.

                                                            Annex I to Exhibit O
                                                                          Page 2

5.   Dates for, and amounts of, Incremental Term Loan Scheduled Repayments:(10)

6.   Applicable Base Rate Margin and Applicable Eurodollar Rate Margin:(11)

7. The proceeds of the Incremental Term Loans to be provided hereunder are to be used for:(12)

8.   Other Conditions Precedent:(13)


----------
(10) Set forth the dates for Incremental Term Loan Scheduled Repayments and the principal amount (expressed as a dollar amount or as a percentage of the aggregate amount of Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder), PROVIDED that, in the event the Incremental Term Loan Commitments to be provided hereunder are to be added to (and form a part of ) an existing Tranche of Term Loans, (x) the Incremental Term Loan Scheduled Repayments for such Incremental Term Loans shall be the same (on a proportionate basis) as the then remaining Scheduled Repayments with respect to the Tranche of Term Loans to which such new Incremental Term Loans are being added and (y) such Incremental Term Loans shall have the same Incremental Term Loan Scheduled Repayment Dates.

(11) Insert the Applicable Base Rate Margin and the Applicable Eurodollar Rate Margin that shall apply the Incremental Term Loans being provided hereunder, PROVIDED that in the event the Incremental Term Loan Commitments to be provided hereunder are to be made under (and form a part of) an existing Tranche of Term Loans, the Incremental Term Loans to be incurred pursuant to such Incremental Term Loan Commitments shall have the same Applicable Base Rate Margin and Applicable Eurodollar Rate Margin applicable to such Tranche of Term Loans.

(12) Designate the specific use of the proceeds of the applicable Incremental Term Loans as provided in Section 7.05(a) of the Credit Agreement.

(13) Insert any additional conditions precedent which may be required to be satisfied prior to the Agreement Effective Date.